Exhibit 99.1

Dialogic Inc. Reports Second Quarter 2012 Financial Results

MILPITAS, Calif.—(BUSINESS WIRE)— Dialogic Inc. (NASDAQ: DLGC), a leading provider of products and technologies that enable operators to provide – and subscribers to enjoy—an enhanced mobile experience, today announced second quarter financial results for the period ending June 30, 2012.

On a GAAP basis, Dialogic achieved the following financial results for the second quarter of 2012 as compared to the second quarter of 2011 and the first quarter of 2012.

•	Total revenue for the second quarter of 2012 was $38.6 million, compared to $55.8 million in the second quarter of 2011 and $41.1 million in the first quarter of 2012.

•	Gross margin for the second quarter of 2012 was 45.9%, compared to 58.6% in the second quarter of 2011 and 60.5% in the first quarter of 2012.

•	Operating expense for the second quarter of 2012 was $35.5 million, compared to $38.2 million in the second quarter of 2011 and $32.1 million in the first quarter of 2012.

•

Net loss for the second quarter of 2012 was ($18.0) million, or ($0.57) per share, compared to ($11.3) million, or ($0.36) per share, in the second quarter of 2011 and ($14.8) million, or ($0.47) per share, in the first quarter of 2012.

As reflected below in the Reconciliation of Condensed Consolidated Statements of Operations to Adjusted EBITDA Results, on a non-GAAP basis, Dialogic achieved the following financial results for the second quarter of 2012, as compared to the second quarter of 2011 and to the first quarter of 2012.

•	Total revenue for the second quarter of 2012 was $39.3 million, compared to $58.7 million in the second quarter of 2011 and $41.6 million in the first quarter of 2012.

•	Gross margin for the second quarter of 2012 was 65.1%, compared to 62.2% in the second quarter of 2011 and 64.9% in the first quarter of 2012.

•	Operating expense for the second quarter of 2012 was $27.5 million, compared to $33.4 million in the second quarter of 2011 and $29.5 million in the first quarter of 2012.

•	Adjusted EBITDA for the second quarter of 2012 was ($2.0) million, compared to $3.1 million in the second quarter of 2011 and ($2.5) million in the first quarter of 2012.

“This quarter’s slowdown in global telecom spending has created a challenging revenue environment that directly impacted topline performance. In the face of these headwinds, we continue to take proactive steps to ensure the long-term success of our Next-Gen portfolio including Bandwidth Optimization Mobile Backhaul for 2G/3G and LTE networks, Core Switching, Session Border Controllers, Mobile Video and our PowerMedia Media Server software,” said Kevin Cook, newly appointed President and Chief Executive Officer.

“As we review our non-GAAP financial results for the second quarter of 2012 as compared to the second quarter of 2011, we are encouraged to report a 290 basis point increase in gross margins, our third consecutive quarter of year over year improvement,” said Cook. “We also delivered our third consecutive quarter of year over year reduced operating expenses as we target annualized savings of $18-$20 million by the fourth quarter of 2012.”

In addition, Dialogic announced that, on August 8, 2012, its stockholders voted to approve the previously announced debt exchange whereby the company converted $39.7 million of convertible notes into approximately 40.1 million shares of Dialogic Common Stock.

Conference Call Information

Dialogic will hold its second quarter earnings conference call at approximately 9:00 a.m. Eastern Time on Friday, August 10, 2012. Dialogic will offer a live webcast of the conference call on its website at www.dialogic.com, which will also include forward-looking information. For parties in the United States, call 1-800-860-2442 to access the conference call. International parties can access the call at 412-858-4600. A replay of the webcast will be accessible from the “Investor Relations” section of the Dialogic website. A telephonic replay of the conference call will also be available one hour after the call and will run for 30 days. To hear the telephonic replay, parties in the United States should call 1-877-344-7529 and enter passcode 10017310#. International parties should call 1-412-317-0088 and enter passcode 10017310#. In addition, Dialogic’s press release will be distributed via Business Wire and posted on the Dialogic website before the conference call begins (DLGC-IR).

About Dialogic

Dialogic (NASDAQ: DLGC) is a leading provider of products and technologies that enable operators to provide—and subscribers to enjoy—an enhanced mobile experience. Whether our products are used in mobile value-added service solutions or to transform, connect and optimize communications services, Dialogic understands that mobile experience matters. Our technology touches over two billion mobile subscribers a day and our network solutions carry more than 15 billion minutes of traffic per month.

For more information on Dialogic and the communications solutions built on Dialogic® technology, visit www.dialogic.com and www.dialogic.com/showcase.

This press release may contain forward-looking statements regarding future events that involve risks and uncertainties. Readers are cautioned that these forward-looking statements are only predictions and may differ materially from actual future events or results. These forward-looking statements involve risks and uncertainties, as well as assumptions that if they do not fully materialize or prove incorrect, could cause our results to differ materially from those expressed or implied by such forward-looking statements. The risks and uncertainties that could cause our results to differ materially from those expressed or implied by such forward-looking statements include but are not limited to our ability to generate positive cash flow, the potential market for and market acceptance of our products, industry and competitive market conditions, gross margin expansion, creating new revenue opportunities, reducing operating expenses and other risks and uncertainties described more fully in our documents filed with or furnished to the SEC. More information about these and other risks that may impact Dialogic’s business is set forth in the “Risk Factors” section in our Quarterly Report on Form 10-Q for the three months ended March 31, 2012, as filed with the SEC. These filings are available on a website maintained by the SEC http://www.sec.gov/. All forward-looking statements in this press release are based on information available to us as of the date hereof, and we assume no obligation to update these forward-looking statements.

Dialogic is a registered trademark, and PowerMedia, a trademark, of Dialogic Inc. or a subsidiary. All other company and product names may be trademarks of the respective companies with which they are associated.

DIALOGIC INC.

Condensed Consolidated Statements of Operations

(in thousands, except per share data)

(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011
Revenue:
Products	$28,599	$45,614	$60,109	$81,824
Services	9,960	10,173	19,557	18,827

Total revenue	38,559	55,787	79,666	100,651

Cost of revenue:
Products	15,901	17,594	26,968	31,537
Services	4,978	5,507	10,149	10,857

Total cost of revenue	20,879	23,101	37,117	42,394

Gross profit	17,680	32,686	42,549	58,257

Operating expenses:
Research and development, net	11,370	13,932	24,193	28,722
Sales and marketing	11,063	14,286	22,674	29,165
General and administrative	8,806	9,192	16,391	18,162
Restructuring charges	4,246	761	4,303	4,746

Total operating expenses	35,485	38,171	67,561	80,795

Loss from operations	(17,805)	(5,485)	(25,012)	(22,538)
Other income (expense):
Interest and other income (expense), net	(66)	24	(149)	—
Interest expense	(2,943)	(4,964)	(7,043)	(8,532)
Change in fair value of warrants	3,338	—	405	—
Foreign exchange loss, net	(667)	(201)	(769)	(333)

Total other expense, net	(338)	(5,141)	(7,556)	(8,865)

Loss before (benefit) provision for income taxes	(18,143)	(10,626)	(32,568)	(31,403)
Income tax (benefit) provision	(112)	643	248	1,145

Net loss	$(18,031)	$(11,269)	$(32,816)	$(32,548)

Net loss per share—basic and diluted	$(0.57)	$(0.36)	$(1.04)	$(1.04)
Weighted average shares of common stock used in calculation of net loss per share—basic and diluted	31,685	31,283	31,591	31,251

DIALOGIC INC.

Unaudited Condensed Consolidated Balance Sheets

(in thousands, except share and per share data)

(unaudited)

	June 30, 2012	December 31, 2011
ASSETS
Current assets:
Cash and cash equivalents	$5,044	$10,353
Restricted cash	1,000	1,497
Accounts receivable, net of allowance of $3,597 and $3,622, respectively	44,810	47,460
Inventory	12,345	20,127
Other current assets	9,307	9,157

Total current assets	72,506	88,594
Property and equipment, net	6,955	7,947
Intangible assets, net	28,262	33,267
Goodwill	31,223	31,223
Other assets	1,822	2,311

Total assets	$140,768	$163,342

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Accounts payable	$24,745	$21,569
Accrued liabilities	22,729	22,449
Deferred revenue, current portion	18,287	14,872
Bank indebtedness	10,603	12,509
Income taxes payable	1,196	1,665
Interest payable, related parties	996	3,452

Total current liabilities	78,556	76,516
Long-term debt, related parties, net of discount	95,818	94,675
Warrants	6,667	—
Other long-term liabilities	6,960	7,587

Total liabilities	188,001	178,778

Commitments and contingencies
Preferred stock, $0.001 par value:
Authorized—10,000,000 shares; Issued and outstanding—1 share	—	—
Stockholders’ deficit:
Common stock, $0.001 par value:
Authorized—200,000,000 shares; Issued and outstanding 31,855,872 and 31,476,152 shares, respectively	32	31
Additional paid-in capital	223,312	222,062
Accumulated other comprehensive loss	(22,438)	(22,206)
Accumulated deficit	(248,139)	(215,323)

Total stockholders’ deficit	(47,233)	(15,436)

Total liabilities and stockholders’ deficit	$140,768	$163,342

Use of Non-GAAP Financial Measures

Some of the measures in this press release are non-GAAP financial measures within the meaning of the SEC Regulation G. Dialogic believes that presenting non-GAAP Adjusted EBITDA is useful to investors, because it reflects the operating performance of Dialogic. Dialogic management uses these non-GAAP measures as important indicators of the company’s past performance and in planning and forecasting performance in future periods. Dialogic considers EBITDA, as adjusted, an important measure of its ability to generate cash flows to fund operating activities, service debt, fund capital expenditures and fund other corporate investing and financing activities. EBITDA, as adjusted, eliminates the non-cash effect of tangible asset depreciation and amortization of intangible assets and stock-based compensation, as well as certain nonrecurring expenses. EBITDA should be considered in addition to, rather than as a substitute for, pre-tax income, net income and cash flows from operating activities. The non-GAAP financial information Dialogic presents may not be comparable to similarly-titled financial measures used by other companies, and investors should not consider non-GAAP financial measures in isolation from, or in substitution for, financial information presented in compliance with GAAP. You are encouraged to review the reconciliation of non-GAAP financial measures to GAAP financial measures included elsewhere in this press release.

In respect of the foregoing, Dialogic provides the following supplemental information to provide additional context for the use and consideration of the non-GAAP financial measures used elsewhere in this press release:

“EBITDA” is defined as earnings before interest, taxes, depreciation and amortization. “Adjusted EBITDA” is defined as EBITDA, plus adjustments for nonrecurring items or other adjustments. Adjusted EBITDA includes EBITDA and also restructuring and integration costs, product rationalization, non-cash stock compensation expense, purchase accounting adjustments, SEC inquiry expenses and other income (expense) items, which includes the change in the fair value of warrants and foreign exchange gain (loss). Dialogic considers Adjusted EBITDA as a key metric in evaluating its financial performance.

DIALOGIC INC.

Reconciliation of Condensed Consolidated Statement of Operations to Adjusted EBITDA Results

Three Months Ended June 30, 2012

(in thousands, except per share data)

(unaudited)

	GAAP	Depreciation and Amortization	Restructuring and Integration Costs	Product Rationalization	Stock-based Compensation Expense	Purchase Accounting Adjustments	SEC Inquiry	Other Adjustments	Adjusted EBITDA
Revenue:
Products	$28,599	—	—	—	—	100	—	—	$28,699
Services	9,960	—	—	—	—	596	—	—	10,556
Cost of revenue:
Products	15,901	(2,052)	—	(4,821)	(30)	(215)	—	—	8,783
Services	4,978	—	—	—	(44)	—	—	—	4,934
Operating expenses:
Research and development, net	11,370	(430)	—	—	(120)	—	—	—	10,820
Sales and marketing	11,063	(833)	—	—	(154)	—	—	—	10,076
General and administrative	8,806	(289)	(1,264)	—	(217)	—	(416)	—	6,620
Restructuring charges	4,246	—	(4,246)	—					—
Total other expense, net	(338)	—	—	—	—	—	—	338	—
Income tax (benefit) provision	(112)	—	—	—	—	—	—	112	—

Net (loss) income	$(18,031)	3,604	5,510	4,821	565	911	416	226	$(1,978)

Net loss per share—basic and diluted	$(0.57)								$(0.06)
Weighted average shares of common stock used in calculation of net loss per share—basic and diluted	31,685								31,685

DIALOGIC INC.

Reconciliation of Condensed Consolidated Statement of Operations to Adjusted EBITDA Results

Three Months Ended June 30, 2011

(in thousands, except per share data)

(unaudited)

	GAAP	Depreciation and Amortization	Restructuring and Integration Costs	Product Rationalization	Stock-based Compensation Expense	Purchase Accounting Adjustments	SEC Inquiry	Other Adjustments	Non-GAAP
Revenue:
Products	$45,614	—	—	—	—	2,350	—	—	$47,964
Services	10,173	—	—	—	—	517	—	—	10,690
Cost of revenue:
Products	17,594	(2,151)	—	—	(46)	1,316	—	—	16,713
Services	5,507	—	—	—	(35)	—	—	—	5,472
Operating expenses:
Research and development, net	13,932	(429)	—	—	(182)	—	—	—	13,321
Sales and marketing	14,286	(1,310)	—	—	(377)	—	—	—	12,599
General and administrative	9,192	(752)	—	—	(176)	—	(827)	—	7,437
Restructuring charges	761	—	(761)	—	—	—	—	—	—
Total other expense, net	(5,141)	—	—	—	—	—	—	5,141	—
Income tax (benefit) provision	643	—	—	—	—	—	—	(643)	—

Net (loss) income	$(11,269)	4,642	761	—	816	1,551	827	5,784	$3,112

Net (loss) income per share—basic and diluted	$(0.36)								$0.10
Weighted average shares of common stock used in calculation of net (loss) income per share—basic and diluted	31,283								31,283

DIALOGIC INC.

Reconciliation of Condensed Consolidated Statement of Operations to Adjusted EBITDA Results

Three Months Ended March 31, 2012

(in thousands, except per share data)

(unaudited)

	GAAP	Depreciation and Amortization	Restructuring and Integration Costs	Product Rationalization	Stock-based Compensation Expense	Purchase Accounting Adjustments	SEC Inquiry	Other Adjustments	Non-GAAP
Revenue:
Products	$31,510	—	—	—	—	169	—	—	$31,679
Services	9,597	—	—	—	—	308	—	—	9,905
Cost of revenue:
Products	11,067	(1,566)	—	—	(33)	—	—	—	9,468
Services	5,171	—	—	—	(51)	—	—	—	5,120
Operating expenses:
Research and development, net	12,823	(352)	—	—	(240)	—	—	—	12,231
Sales and marketing	11,611	(815)	—	—	(222)	—	—	—	10,574
General and administrative	7,585	(578)	(448)	—	(140)	—	237	—	6,656
Restructuring charges	57	—	(57)	—	—	—	—	—	—
Total other expense, net	(7,218)	—	—	—	—	—	—	7,218	—
Income tax (benefit) provision	360	—	—	—	—	—	—	(360)	—

Net (loss) income	$(14,785)	3,311	505	—	686	477	(237)	7,578	$(2,465)

Net loss per share—basic and diluted	$(0.47)								$(0.08)
Weighted average shares of common stock used in calculation of net loss per share—basic and diluted	31,495								31,495

DIALOGIC INC.

Reconciliation of Condensed Consolidated Statement of Operations to Adjusted EBITDA Results

Six Months Ended June 30, 2012

(in thousands, except per share data)

(unaudited)

	GAAP	Depreciation and Amortization	Restructuring and Integration Costs	Product Rationalization	Stock-based Compensation Expense	Purchase Accounting Adjustments	SEC Inquiry	Other Adjustments	Non-GAAP
Revenue:
Products	$60,109	—	—	—	—	269	—	—	$60,378
Services	19,557	—	—	—	—	904	—	—	20,461
Cost of revenue:
Products	26,968	(3,618)	—	(4,821)	(63)	(215)	—	—	18,251
Services	10,149	—	—	—	(95)	—	—	—	10,054
Operating expenses:
Research and development, net	24,193	(782)	—	—	(360)	—	—	—	23,051
Sales and marketing	22,674	(1,648)	—	—	(376)	—	—	—	20,650
General and administrative	16,391	(867)	(1,712)	—	(357)	—	(179)	—	13,276
Restructuring charges	4,303	—	(4,303)	—	—	—	—	—	—
Total other expense, net	(7,556)	—	—	—	—	—	—	7,556	—
Income tax (benefit) provision	248	—	—	—	—	—	—	(248)	—

Net (loss) income	$(32,816)	6,915	6,015	4,821	1,251	1,388	179	7,804	$(4,443)

Net loss per share—basic and diluted	$(1.04)								$(0.14)
Weighted average shares of common stock used in calculation of net loss per share—basic and diluted	31,591								31,591

DIALOGIC INC.

Reconciliation of Condensed Consolidated Statement of Operations to Adjusted EBITDA Results

Six Months Ended June 30, 2011

(in thousands, except per share data)

(unaudited)

	GAAP	Depreciation and Amortization	Restructuring and Integration Costs	Product Rationalization	Stock-based Compensation Expense	Purchase Accounting Adjustments	SEC Inquiry	Other Adjustments	Non-GAAP
Revenue:
Products	$81,824	—	—	—	—	2,509	—	—	$84,333
Services	18,827	—	—	—	—	1,388	—	—	20,215
Cost of revenue:
Products	31,537	(4,326)	—	—	(93)	1,266	—	—	28,384
Services	10,857	—	—	—	(63)	—	—	—	10,794
Operating expenses:
Research and development, net	28,722	(861)	—	—	(326)	—	—	—	27,535
Sales and marketing	29,165	(2,619)	—	—	(541)	(389)	—	—	25,616
General and administrative	18,162	(1,592)	—	—	(545)	—	(827)	—	15,198
Restructuring charges	4,746	—	(4,746)	—	—	—	—	—	—
Total other expense, net	(8,865)	—	—	—	—	—	—	8,865	—
Income tax (benefit) provision	1,145	—	—	—	—	—	—	(1,145)	—

Net (loss) income	$(32,548)	9,398	4,746	—	1,568	3,020	827	10,010	$(2,979)

Net loss per share—basic and diluted	$(1.04)								$(0.10)
Weighted average shares of common stock used in calculation of net loss per share—basic and diluted	31,251								31,251